UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) JULY 8, 2004

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                     0-32237             98-0347827
(State or other jurisdiction of       (Commission          (IRS Employer
        incorporation)                File Number)       Identification No.)

                     1331 - 17TH STREET, SUITE 730, DENVER,
                      COLORADO 80202 (Address of principal
                          executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 293-2300

                      1001 BRICKELL BAY DRIVE, SUITE 2202,
                   MIAMI, FLORIDA 33131 (Former name or former
                     address, if changed since last report)














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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: Not applicable.

         (b) Pro forma financial information: Not applicable.

         (c) Exhibits:

             REGULATION
             S-K NUMBER                         DOCUMENT

                99.1                Press release dated July 8, 2004

ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
         99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALAXY ENERGY CORPORATION


July 8, 2004                        By:  /s/ MARC E. BRUNER
                                       -----------------------------------------
                                           Marc E. Bruner, President